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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): January 13, 2005

                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)




    Delaware                      1-12387                         76-0515284
(State or other                 (Commission                  (I.R.S. Employer of
jurisdiction of                 File Number)                    Incorporation
incorporation or                                             Identification No.)
 organization)


               500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS 60045
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (847) 482-5000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







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Item 1.01         Entry Into a Material Definitive Agreement

         Tenneco Automotive Inc. is filing this Current Report on Form 8-K to file the following forms of agreements that the company has adopted for use from time to time in making equity and equity-based awards to its employees pursuant to the company's long-term compensation program: (i) form of Stock Equivalent Unit Award Agreement under the 2002 Long-Term Incentive Plan, as amended, (ii) form of employee Stock Option Award Agreement under the 2002 Long-Term Incentive Plan, as amended, (iii) form of non-employee director Stock Option Award Agreement under the 2002 Long-Term Incentive Plan, as amended, (iv) form of Restricted Stock Award Agreement for employees under the 2002 Long-Term Incentive Plan, as amended, and (v) form of Restricted Stock Award Agreement for non-employee directors under the 2002 Long-Term Incentive Plan, as amended. Copies of these documents are filed as Exhibits 99.1 through 99.5 to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits


Exhibit No.       Description
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
99.1              Form of Stock Equivalent Unit Award Agreement under the 2002
                  Long-Term Incentive Plan, as amended.

99.2              Form of employee Stock Option Award Agreement under the 2002
                  Long-Term Incentive Plan, as amended.

99.3 Form of non-employee director Stock Option Award Agreement under the 2002 Long-Term Incentive Plan, as amended.

99.4 Form of Restricted Stock Award Agreement for employees under the 2002 Long-Term Incentive Plan, as amended.

99.5 Form of Restricted Stock Award Agreement for non-employee directors under the 2002 Long-Term Incentive Plan, as amended.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    TENNECO AUTOMOTIVE INC.


Date:    January 13, 2005                           By: /s/ Kenneth R. Trammell
                                                    ----------------------------
                                                       Kenneth R. Trammell
                                                       Senior Vice President and
                                                       Chief Financial Officer